Pennichuck Corporation
NYSSA Presentation
December 2, 2009

Forward-Looking Statements
• This presentation contains forward-looking statements with respect to the business of Pennichuck Corporation and the eminent domain proceeding brought by the City of Nashua.  Forward-looking statements are based on current information and expectations available to management at the time the statements are made, or reflect stated assumptions, and are subject to various factors, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.
• Investors are encouraged to access Pennichuck Corporation’s annual and quarterly periodic reports filed with the Securities and Exchange
 Commission for financial and business information regarding Pennichuck
 Corporation, including a more detailed discussion of risks and uncertainties under the caption “Risk Factors” and elsewhere in those reports that could affect Pennichuck Corporation’s forward-looking statements, including any forward-looking statements made during this presentation.  Pennichuck Corporation undertakes no obligation to update or revise publicly any forward-looking statement.

PENNICHUCK
WATER WORKS
INCORPORATED
NASHVILLE AQUEDUCT 1852
PENNICHUCK WATER WORKS 1853

PENNICHUCK

Company Overview
• NASDAQ: PNNW
• Uninterrupted 153 year dividend payment
 record
• Predominately a regulated water utility
• Some non-regulated water management
 services
• Substantial non-utility developable land
• In “eminent domain” fight with City of
 Nashua, New Hampshire

Organizational Structure
• Holding company parent (PNNW)
• 5 operating subsidiaries -
 – Pennichuck Water (PWW) - regulated water utility
 – Pennichuck East (PEU) - regulated water utility
 – Pittsfield Aqueduct (PAC) - regulated water utility
 – Pennichuck Water Service Co. (PWSC) - non-
 regulated water services
 – The Southwood Corporation - real estate
 commercialization

Regulated Water Utilities (PWW;
PEU; PAC)
• Three regulated utility subsidiaries - PWW;
 PEU; PAC
• Provide drinking water to 33,500 customers
 in southern and central New Hampshire
• Comprise > 90% of consolidated revenues
• Subject to jurisdiction of New Hampshire
 Public Utilities Commission (“PUC”)

PWSC
• Non-regulated
• Provides contract operation and maintenance
 (“O&M”) services for water systems owned by
 municipalities and private entities in New
 Hampshire and Massachusetts
• WaterTight Protection Plan - For annual fee,
 provides 100% coverage for repair/replacement of
 water service connection from property line to shut
 off valve in basement
• Backflow Program - For fee, provides testing of
 backflow preventers in compliance with regulations

The Southwood Corporation
• Real estate management and
 commercialization
• Principal owner of 450 acres of non-utility
 developable land

$ Millions
27.0
24.0
21.0
18.0
15.0
12.0
9.0
6.0
3.0
0.0
9.5
8.4
24.9
23.1
Q3 2009
Q3 2008
YTD 2009
YTD 2008

PENNICHUCK

Pennichuck Corp.
Consolidated Operating Revenues

	Q3 2009	Q3 2008	YTD 2009	YTD 2008

Diluted--Before Non-Recurring Items	$0.35	$0.23	$0.54	$0.47
Net Eminent Domain Costs	(0.03)	(0.02)	(0.06)	(0.02)
HECOP Real Estate Sale	0.00	0.00	0.00	0.53

Diluted--After Non-Recurring Items	$0.32	$0.21	$0.48	$0.98
Pennichuck Corp.
Summary of Earnings per Share

PWW Permanent Rate Increase
• Final order 8/09
• $4.7 million allowed annualized revenue
 increase based on 2007 usage
• Estimated $2.9 million increase in 2009 due
 to partial year and drop in usage
• Estimated additional $1.0 million increase for
 full year 2010 (2009 usage)

Timing of Next Rate Increase Filing(s)
• Recover and earn on last $4.2 million of
 treatment plant upgrade costs
• 2009 usage affected by weather and
 economy
• Will evaluate appropriate debt/equity mix

NH WICA Pilot Program
• Water Infrastructure and Conservation
 Adjustment
• Allows rate increases between rate cases
• Intended benefits:
 – Speeds up replacement of aging infrastructure
 – Reduces regulatory lag
 – Reduces rate shock to customers

Expansion of WaterTight Program
• Expanding program to contiguous
 communities
• New addressable markets total $2.2 million
 per annum
• 60+% operating margin
• Share of new markets to be determined

EMINENT DOMAIN

PWW is “Eminent Domain” Target
of Nashua
• PWW established in NH in 1852
• Serves City of Nashua and 10
 surrounding communities
• Comprises 70+% of consolidated
 revenues and assets

July 2008 Ruling by PUC
• Nashua can “take” the operating assets of
 PWW for $243 million
• $203 million is compensation for assets taken
 (as of 12/31/08)
• $40 million goes into “mitigation fund” to
 protect PEU and PAC customers from
 economic harm caused by taking of PWW
 …this result not good for our
 shareholders and we believe not good for
 Nashua residents.

PUC Ruling Not Good Result for
Pennichuck Shareholders
• Substantial erosion of proceeds due to “double
 taxation”
• Our shareholders don’t get the $40 million
• Difficulty extracting fair value for remaining non-
 cash assets under circumstances
• Other obligations (e.g., pension), professional fees,
 severance costs, etc. would be substantial in the
 aggregate
 …due to erosion of distributable proceeds, we
 oppose taking per terms of 7/08 PUC ruling.

PUC Ruling Not Good Result for Nashua
Residents
• Nashua on record that $243 million is too much to pay
• Additional $40 million is for the benefit of other
 communities
• Not clear how Nashua would finance the $40 million
• Post-2008 CAPEX would likely push the purchase cost
 well above $243 million
• Water rates would likely increase materially
• Don’t get the 450 acres of undeveloped land they want
 …Nashua under no obligation to complete an eminent
 domain taking even if it ultimately gains the right to do
 so.

Both Parties Have Appealed PUC
Ruling to NH Supreme Court
• Principal issues being contested:
• Is taking under eminent domain in the “public
 interest”? (PUC says yes)
• Amount of compensation (PUC says $203
 million as of 12/31/08)
• Amount of mitigation fund (PUC says $40
 million)
 ... oral arguments not yet scheduled; decision
 expected ~ March 2010.

Outlook Regarding NH Supreme
Court Appeals
• If “public interest” requirement not met, could
 be full reversal
• If “public interest” requirement met, and cost
 to Nashua unchanged or increased, we
 believe Nashua would not proceed with
 eminent domain taking on those terms
• Only if BOTH “public interest” requirement
 met AND cost to Nashua reduced materially,
 would Nashua likely consider taking the
 assets via eminent domain

Alternative Solution: Sale of PNNW Stock
• Negotiated sale of PNNW stock could yield
 substantially better economics to our
 shareholders because no double taxation
• And, could also allow Nashua to pay
 substantially less than $243+ million while
 getting substantially more assets

Hypothetical Example of Comparative Stock
Sale Benefits to Nashua
• Example: PNNW stock sold to Nashua; purchase cost to
 Nashua for equity plus assumed debt = $203 million (same as compensation amount set by PUC)
• Nashua could save up to $70 million (vs. 7/08 PUC ruling)
 comprised of:
 – Mitigation reserve avoided due to settlement structure
 – City sells unwanted assets - PEU, PAC, PWSC
 – Would not have to separately pay for the 450 acres
 – Would not have to separately pay for post-2008 PWW
 CAPEX
• Also assumes no corporate-level tax charged to Nashua
• Nashua may have to finance stock purchase with higher cost taxable debt.

How Avoid Corporate-Level Capital
Gains Tax?
• Our Shareholders - Purchase of PNNW stock
 vs. PWW assets means no tax effectively
 charged to PNNW shareholders
• Nashua - If buys the stock and liquidates
 PNNW, would trigger the tax. Solution: Don’t
 liquidate PNNW
• Due to NH legislation we helped get enacted,
 Nashua can now do this

PNNW Position Regarding Stock Sale
in Settlement of Dispute
Per PNNW Q3 2009 10-Q: “Regardless of the
 outcome of the Supreme Court
 decision….and in recognition of the City’s
 interest in acquiring the water system that
 serves its residents, [PNNW] is willing to
 consider any and all credible acquisition
 proposals by the City.”

GETTING ON WITH BUSINESS

Business Strategy - Principal
Elements
• Continued prudent investment in regulated
 utilities
• Tuck-in water system acquisitions in New
 England
• Grow non-regulated water services business
• Monetize non-utility developable land over
 time

Continued Investment in Regulated
Utilities
• Annual utility CAPEX for existing systems will
 exceed annual depreciation
 – Continued annual maintenance CAPEX
 – 51 miles of unlined cast iron pipe to be
 rehabbed/replaced
• Will support continued “rate base” and
 revenue growth

Tuck-In Water System Acquisitions in
New England
• In preliminary discussions with a number of
 acquisition candidates
 – Each has expressed interest in being acquired
• Have identified a number of additional targets
 in New England
 – Will pursue as become available for purchase

Grow Non-Regulated O&M Contract
Services
• Can be good business but higher risk than
 regulated utilities
• Higher cost-of-capital and discount rate
• Will generally limit bids to smaller contracts
 with little CAPEX
• Do not want this to comprise more than 15%
 of total revenues

Monetize non-utility developable land
over time
• Commercialize through developers based on
 targeted high value end use
• Developer responsible for engineering, permits, etc.
• True win/win if project gets done
• Parcel F (38 acres) under contingent P&S
 Agreement
• Parcel F priced at $60K per acre based on this
 approach
• Regarding remaining acreage, market needs to
 recover

Agreement with Gabelli Group
• Gabelli can increase stockholdings to just
 under 20%
 – Currently holds ~ 18%
• Board size increased from 9 to 11
 – Two (2) new seats filled by Gabelli
 recommendations

Summary Comments (1 of 2)
Regarding possible change-of-control over next year
 or so:
• Nashua unlikely to lose interest in acquiring PWW
 water system
• Parties will now likely wait to see Supreme Court
 decision
• If purchase cost to Nashua not materially reduced,
 Nashua likely won’t proceed with eminent domain
 taking even if has authority to do so
• Negotiated sale of PNNW stock to Nashua a
 continuing possibility

Summary Comments (2 of 2)
Solid revenue and profit growth expected to be
 driven by:
• Continued CAPEX investment in utilities and
 related periodic rate increase filings for same
• Periodic tuck-in utility system acquisitions
• New O&M contract services
• Expansion of WaterTight program
• Periodic commercialization of remaining non-
 utility landholdings

QUESTIONS?